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                       CAP ROCK ELECTRIC COOPERATIVE, INC.

                         SUPPLEMENTAL EXECUTIVE DEFERRED

                          COMPENSATION RETIREMENT PLAN



                                  PLAN DOCUMENT



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                                TABLE OF CONTENTS
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       ARTICLE I           PURPOSE OF PLAN
          1.1              Purpose of Plan....................................................................1

      ARTICLE II           DEFINITIONS
          2.1              Account............................................................................1
          2.2              Beneficiary........................................................................1
          2.3              Board..............................................................................1
          2.4              Code...............................................................................1
          2.5              Committee..........................................................................1
          2.6              Company............................................................................1
          2.7              Company Contribution...............................................................1
          2.8              Compensation.......................................................................2
          2.9              Effective Date.....................................................................2
         2.10              Eligible Employee..................................................................2
         2.11              Entry Date.........................................................................2
         2.12              Nonqualified Deferral Contribution.................................................2
         2.13              Participant........................................................................2
         2.14              Participant Enrollment and Election Form...........................................2
         2.15              Plan...............................................................................2
         2.16              Plan Year..........................................................................2
         2.17              Trust..............................................................................2
         2.18              Trustee............................................................................2
         2.19              Valuation Date.....................................................................3

      ARTICLE III          ELIGIBILITY AND PARTICIPATION
          3.1              Requirements.......................................................................3
          3.2              Re-employment......................................................................3
          3.3              Change of Employment Category......................................................3

      ARTICLE IV           NONQUALIFIED DEFERRAL CONTRIBUTIONS
          4.1              Nonqualified Deferral Elections....................................................3
          4.2              Payroll Deductions.................................................................3
          4.5              Timing of Contribution.............................................................3

       ARTICLE V           COMPANY CONTRIBUTION
          5.1              Company Contribution...............................................................4
          5.2              Timing of Contribution.............................................................4

      ARTICLE VI           PLAN ACCOUNTS
          6.1              Establishment of Accounts..........................................................4
          6.2              Nonqualified Deferral Account......................................................4
          6.3              Company Contribution Account.......................................................4
          6.4              Allocation of Income...............................................................4
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      ARTICLE VII          ALLOCATION OF FUNDS
          7.1              Allocation of Earnings or Losses on Accounts.......................................5
          7.2              Accounting for Distributions.......................................................5
          7.3              Interim Valuations.................................................................5

     ARTICLE VIII          VESTING
          8.1              Nonqualified Deferral Contributions................................................5
          8.2              Company Contributions..............................................................5

      ARTICLE IX           PAYMENTS OF BENEFITS
          9.1              Payments of Benefits...............................................................6

       ARTICLE X           COMMITTEE ADMINISTRATION
         10.1              Committee..........................................................................6

      ARTICLE XI           THE TRUST
         11.1              Establishment of Trust.............................................................6

      ARTICLE XII          ADMINISTRATION
         12.1              Administrative Authority...........................................................6
         12.2              Mutual Exclusion of Responsibility.................................................7
         12.3              Uniformity of Discretionary Acts...................................................8
         12.4              Litigation............8
         12.5              Payment of Administration Expenses.................................................8
         12.6              Claims Procedure...................................................................8
         12.7              Liability of Committee, Indemnification............................................9
         12.8              Expenses..........................................................................10
         12.9              Taxes.............................................................................10
         12.10             Attorney's Fee....................................................................10
                           Adoption of Plan Document.........................................................10
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                           ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The Company intends and desires by the ad option of this Plan to recognize the value to the Company of the past and present services of Eligible Employees covered by the Plan and to encourage an assure their continued service with the Company by making more adequate provisions for their future retirement security.

This Plan has been adopted to be effective June 24, 1997 to provide certain select management and highly compensated employees of Cap Rock Electric Cooperative, Inc. the opportunity to accumulate deferred compensation until retirement, disability, resignation, dismissal or death.

This Plan is intended to be "a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA") and shall be interpreted and administered in a manner consistent with that intent.

                            ARTICLE II - DEFINITIONS

2.1 ACCOUNT means those separate accounts established and maintained under the Plan in the name of each Participant as required pursuant to the provisions of Article VII.

2.2 BENEFICIARY means a Participant's beneficiary or beneficiaries identified on the Participant Enrollment and Election Form.

2.3 BOARD means the Board of Directors of Cap Rock Electric Cooperative, Inc.

2.4 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

2.5 COMMITTEE means the Retirement Committee appointed by the Board.

2.6 COMPANY means Cap Rock Electric Cooperative, Inc. or any company which is a successor as a result of merger, consolidation, liquidation, transfer of assets, or other reorganization.

2.7 COMPANY CONTRIBUTION means an amount contributed by the Company pursuant to the provisions of Article V.

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2.8 COMPENSATION means base salary or wages, plus overtime, bonuses, commissions, etc., which is paid the employee by the Company for the performance of duties during the Plan Year. Compensation used shall be prior to any salary deferrals.

2.9 EFFECTIVE DATE means the date on which the Company adopts the Plan.

2.10 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a person employed by the Company who is determined by the Company's Chef Executive Officer be a member of a select group of management or highly compensated employees, who is designated by the Board to be eligible under the Plan.

2.11 ENTRY DATE means the date as determined by the Company.

2.12 NONQUALIFIED DEFERRAL CONTRIBUTION means Compensation that is due to be earned and which would otherwise be paid to the Participant, which the Participant elects to defer under the Plan and which is contributed on behalf of each Participant by the Company pursuant to the provisions of Article IV.

2.13 PARTICIPANT means any person so designated in accordance with the provisions of Article III, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

2.14 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form on which a Participant elects to defer Compensation hereunder and on which the Participant makes certain other designations as required thereon.

2.15 PLAN means this Cap Rock Electric Cooperative, Inc. Supplemental Executive Deferred Compensation Retirement Plan.

2.16 PLAN YEAR means the twelve (12) month period ending on December 31 each year.

2.17 TRUST means the trust fund established pursuant to the Plan.

2.18 TRUSTEE means the trustee named in the agreement establishing the Trust and such successor and/or additional trustees as may be named pursuant to the terms of the agreement establishing the Trust.

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2.19 VALUATION DATE means the last day of each Plan Year and any other date that the Company, in its sole discretion, designates as a Valuation Date.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1 REQUIREMENTS. Every Eligible Employee as of the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Employee. No individual shall become a Participant, however, if he or she in not an Eligible Employee on the date his or her participation is to begin.

Participation in the Plan is voluntary. In order to participate, an otherwise Eligible Employee must execute a valid Participant Enrollment and Election Form in such manner as the Company may require and must agree to make Nonqualified Deferral Contributions as provided in Article IV.

3.2 RE-EMPLOYMENT. If a Participant whose employment with the Company is terminated is subsequently re-employed, he or she shall become a Participant in the Plan in accordance with the provisions of Section 3.1 of this Article.

3.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Company, but ceases to be an Eligible Employee, he or she shall not be eligible to make additional Nonqualified Deferral Contributions under this Plan.

                ARTICLE IV - NONQUALIFIED DEFERRAL CONTRIBUTIONS

4.1 NONQUALIFIED DEFERRAL ELECTIONS. In accordance with rules established by the Company, a Participant may elect to make a Nonqualified Deferral Contribution with respect to a Plan Year by use of a Participant Enrollment and Election Form.

4.2 PAYROLL DEDUCTIONS. Nonqualified Deferral Contributions shall be made through payroll deductions. The Participant may change the amount of his or her Nonqualified Deferral Contribution amount by delivering to the Company a new Participant Enrollment and Election Form. Once made, a Nonqualified Deferral Contribution payroll deduction election shall continue in force indefinitely, until changed by the Participant on a subsequent Participant Enrollment and Election Form delivered to the Company.

4.3 TIMING OF CONTRIBUTION. Nonqualified Deferral Contributions shall be made at the same time Eligible Employees are paid.

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                        ARTICLE V - COMPANY CONTRIBUTIONS

5.1 COMPANY CONTRIBUTION. In its sole discretion, the Company may make a Company Contribution on behalf a Participant.

5.2 TIMING OF CONTRIBUTION. Company Contributions shall be made as soon as administratively feasible after declared by the Board.

                           ARTICLE VI - PLAN ACCOUNTS

6.1 ESTABLISHMENT OF ACCOUNTS. There shall be established and maintained by the Company separate Accounts in the name of each Participant, as required and as described in this Article VI.

6.2 NONQUALIFIED DEFERRAL ACCOUNT. The Company shall establish an Account to which are credited a Participant's Nonqualified Deferral Contributions, plus amounts equal to any income, gains, or losses (to extent realized, based upon fair market value of the Account's assets) attributable or allocable to the Participant's Account.

6.3 COMPANY CONTRIBUTION ACCOUNT. The Company shall establish an Account to which are credited a Participant's Company Contributions, plus amounts equal to any income, gains, or losses (to extent realized, based upon fair market value of the Account's assets) attributable or allocable to the Participant's Account.

6.4 ALLOCATION OF INCOME. The Company shall have the discretion to allocate such income, gains, or losses among Accounts pursuant to such allocation rules as the Company deems to be reasonable and administratively practicable.


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                        ARTICLE VII - ALLOCATION OF FUNDS

7.1 ALLOCATION OF EARNINGS OR LOSSES ON ACCOUNTS. Each Participant's Account shall be invested in such investments as the Trustee shall determine. The Trustee may (but is not required to) consider the Participant's investment preferences when investing amounts credited to the Participant's Accounts. Such investment preferences shall be related to the Trustee at the time and in the manner prescribed by the Company, in its sole discretion. The Participant's Accounts will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of each investment, as follows. As of each Valuation Date, an amount equal to the net increase of decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each investment option within the Trust since the preceding Valuation Date shall be allocated among all Participants' Accounts to be invested in that investment option in accordance with the ratio which the portion, determined as provided herein, bears to the aggregate of all amounts to be invested within that investment option.

7.2 ACCOUNTING FOR DISTRIBUTION. As of the date of any distribution under the Plan to a Participant or his or her Beneficiary or Beneficiaries, such distribution-shall be charged to the applicable Participant's Account.

7.3 INTERIM VALUATIONS. If it is determined by the Company that the value of the Trust as of any date on which distributions are to be made differs materially from the value of the Trust on the prior Valuation Date upon which the distribution is to be based, the Company, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Trust so that the Account from which the distribution is being made will, prior to the distribution, reflect its share of such material difference in value.

                             ARTICLE VIII - VESTING

8.1 NONQUALIFIED DEFERRAL CONTRIBUTIONS. A Participant shall always be one hundred percent (100%) vested in amounts credited to his or her Nonqualified Deferral Account except upon voluntary termination at which time the Participant shall be zero percent (0%) vested.

8.2 COMPANY CONTRIBUTIONS. A Participant's Company Contribution Account shall always be one hundred percent (100%) vested in the name of the Participant except upon voluntary termination at which time the Participant shall be zero percent (0%) vested.

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                        ARTICLE IX - PAYMENTS OF BENEFITS

9.1 PAYMENTS OF BENEFITS. The benefit payable under this Plan on account of a Participant's termination of employment, retirement, disability, or death shall be distributed in a cash lump sum as soon as practicable and no later than sixty (60) days after the earlier of such termination of employment, retirement, incurrence of disability (as determined by the Committee), or death. Any death benefit payable under the Plan shall be payable to the Participant's Beneficiary.

                      ARTICLE X - COMMITTEE ADMINISTRATION

10.1 COMMITTEE. The Committee shall administer, construe, and interpret this Plan and shall determine, subject to the provisions of this Plan, the Eligible Employees who become Participants in the Plan from time to time and the amount, if any, due a Participant (or his or her Beneficiary) under this Plan. No member of the Committee shall be liable for any act done or determination made in good faith. No member of the Committee who is a Participant in this Plan may vote on matters affecting his or her personal benefit under this Plan, but any such member shall otherwise be fully entitled to act in matters arising out of or affecting this Plan notwithstanding his or her participation herein. In carrying out its duties herein, the Committee shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.

                             ARTICLE XI - THE TRUST

11.1 ESTABLISHMENT OF TRUST. The Company shall establish the Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Company and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code, and the establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                          ARTICLE XII - ADMINISTRATION

12.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Company shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all actions including the right to amend or terminate the Plan, and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, without limiting the generality of the foregoing, the power, duty, and responsibility to:

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         a)       Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Eligible Employees, Participants, and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies, or omissions in the Plan.

         b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

         c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

         d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determination concerning the crediting and distribution of Plan Accounts.

         e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Company shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon the advice or delegate from time to time by written instrument all or any part of its duties, powers, or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers, or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers, or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Company. Further, the Company may authorize one or more persons to execute any certificate or document on behalf of the Company, in which event any person notified by the Company of such authorization shall be entitled to accept and; conclusively rely upon any such certificate or document executed by such person as representing action by the Company until such third person shall have been notified of the revocation of such authority.


12.2 MUTUAL EXCLUSION OF RESPONSIBILITY. Neither the Trustee nor the Company shall be obliged to inquire into or be responsible for any act or failure to act, or the authority therefor, on the part of the other.

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12.3 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Company are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

12.4 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

12.5 PAYMENT OF ADMINISTRATION EXPENSES. All expenses incurred in the administration and operation of the Plan and the Trust, including any taxes payable by the Company in respect of the Plan or Trust or payable by or from the Trust pursuant to its terms, shall be paid by the Company.

12.6 CLAIMS PROCEDURE.

         a) Notice of Claim. Any Eligible Employee or Beneficiary, or the duly authorized representative of an Eligible Employee or Beneficiary, may file with the Committee a claim for a Plan benefit. Such a claim must be in writing on a form provided by the Committee and must be delivered to the Committee, in person or by mail, postage prepaid. Within ninety (90) days after the receipt of such a claim, the Committee shall send to the claimant, by mail, postage prepaid, a notice of the granting or the denying, in whole or in part, of such claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed ninety (90) days from the end of the initial period. If such an extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial ninety (90) day period. The Committee shall have full discretion to deny or grant a claim in whole or in part in accordance with the terms of the Plan. If notice of the denial of a claim is not furnished in accordance with this Section, the claim shall be denied and the claimant shall be permitted to exercise his or her right to review pursuant to Sections
                  13.6 (c) and 13.6 (d) of the Plan, as applicable.

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         b)       Action on Claim. The Committee shall provide to every claimant who is denied a claim for benefits a written notice setting forth, in a manner calculated to be understood by the claimant:

                  (i)      The specific reason or reasons for the denial;

                  (ii) A specific reference to the pertinent Plan provisions on which the denial is based;

                  (iii) A description of any additional material or information necessary of the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (iv)     An explanation of the Plan's claim review procedure.

         c) Review of Denial. Within sixty (60) days after the receipt by a claimant of written notification of the denial (in whole or in part) of a claim, the claimant or the claimant's duly authorized representative, upon written application to the Committee, delivered in person or by certified mail, postage prepaid, may review pertinent documents and may submit to the Committee, in writing, issues and comments concerning the claim.

         d) Decision on Review. Upon the Committee's receipt of a notice of a request for review, the Committee shall make a prompt decision on the review and shall communicate the decision on review in writing to the claimant. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made not later than sixty (60) days after the Committee's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than one hundred twenty (120) days after receipt of the request for review. If an extension is necessary, the claimant shall be given written notice of the extension by the Committee prior to the expiration of the initial sixty (60) day period. If notice of the decision on review is not furnished in accordance with this Section, the claim shall be denied on review.

12.7 LIABILITY OF COMMITTEE, INDEMNIFICATION. To the extent permitted by law, the Committee or any Company employee shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own had faith or willful misconduct.

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12.8 EXPENSES. The cost of the establishment of the Plan and the adoption of the Plan by the Company, including but not limited to legal and accounting fees, shall be borne by the Company.

12.9 TAXES. All amounts payable hereunder shall be reduced by any and all federal, state, and local taxes imposed upon an Eligible Employee or his or her Beneficiary which are required to be paid or withheld by Company. The determination by the Company regarding applicable income and employment tax withholding requirements shall be final and binding on the Eligible Employee.

12.10 ATTORNEY'S FEES. The Company shall pay the reasonable attorney's fees incurred by any Eligible Employee in an action brought against Company to enforce Eligible Employee's rights under the Plan, provided that such fees shall only be payable in the even that the Eligible Employee prevails in such action.

                                  CAP ROCK ELECTRIC COOPERATIVE, INC.

                                  By: /s/ John D. Parker
                                     ------------------------------------------
                                          John D. Parker
                                          Vice President/Chief Financial Office


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